As filed with the Securities and Exchange Commission on May 11, 2011

File Nos. 333-________ and 811-22177

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement Under the Securities Act of 1933
Pre-Effective Amendment No.
and
Registration Statement Under the Investment Company Act of 1940
Amendment No.

EXCHANGE TRADED SPREADS TRUST
(Exact Name of Registrant as Specified in its Charter)

44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Address of Principal Executive Office)

Registrant's Telephone Number: (415) 625-4921

STEPHEN C. ROGERS
44 Montgomery Street, Suite 2100, San Francisco, California 94104
(Name and Address of Agent for Service)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

Please Send Copy of Communications to:

W. Thomas Conner, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

Exchange Traded Spreads Trust

ETS Offshore RMB Bond Fund

Exchange ticker symbol: [   ]

PROSPECTUS

[                            ], 2011

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Summary Information	3
ETS Offshore RMB Bond Fund	3
Additional Information About the Fund’s Strategies and Risks	7
Investment Management	10
Shareholder Information	11
Tax Consequences	16
Fund Service Providers	17
Financial Highlights	17
Disclaimers	18

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Summary Information

ETS Offshore RMB Bond Fund
[TICKER SYMBOL]

Investment Objective
The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the [RMB Index] (the “Underlying Index”). The Fund’s investment objective may be changed without shareholder approval.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the table.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[TBD]%
Distribution and Service (12b-1) Fees (1)	[TBD]%
Other Expenses (2)	[TBD]%
Total Annual Fund Operating Expenses	[TBD]%
(1)  The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets.  However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid in the first 12 months of the Fund’s operations.
(2)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[TBD]	$[TBD]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

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when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the [RMB Index] (the “Underlying Index”). The Underlying Index seeks to measure the total return performance of Renminbi (“RMB”), also known as the Chinese Yuan, denominated bonds issued outside the Mainland of China.

The Underlying Index is generated and published by [    ]. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a “sampling” methodology in seeking to achieve its investment objective.

For more information about the investment strategies of the fund, go to the section entitled “Additional Information About the Fund’s Strategies and Risks”.

Principal Investment Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The following summarizes the principal risks that have been identified for the Fund.

Asset Class Risk. The bonds in the Fund’s portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

China Investment Risk.  The economy of China differs from the U.S. economy, the central government has historically exercised substantial control over virtually every sector of the Chinese economy, and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Additionally, investment and trade restrictions may impact the availability, liquidity, and pricing of certain RMB denominated securities.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Credit/Default Risk. The risk that issuers or guarantors of debt instruments are unable or unwilling to make timely interest and/or principal payments or otherwise honor their obligations.

Currency Risk. The Fund invests a significant portion of its assets in investments denominated in Chinese RMB. Changes in currency exchange rates and the relative value of the Chinese RMB will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the Chinese RMB depreciates against the U.S. dollar. This is true even if the Chinese RMB value of securities in the Fund’s portfolio goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the Chinese RMB appreciates against the U.S. dollar. Additionally, The RMB is currently not a freely convertible currency and is subject to government control and intervention.

Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

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Foreign Issuers Risk. The Fund invests a significant portion of its assets in Chinese RMB-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies.

High Yield Securities Risk. The risk that securities that are rated below investment grade (commonly referred to as “junk bonds”, including those bonds rated lower than “BBB-“ by Standard & Poor’s® (a division of The McGraw-Hill Companies, Inc.) and Fitch, Inc. or “Baa3” by Moody’s® Investor’s Services, Inc.), or are unrated but judged by the Adviser or Sub-Adviser to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Issuer Risk. The risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers.

Limited Pool of Investments. The Index consists of Chinese RMB denominated debt securities issued or distributed outside mainland China. However, the quantity of such debt securities that are available for inclusion in the Index, and thus for the Fund to invest in, is currently limited, and the remaining duration of such instruments may be short.   This may adversely affect the Fund’s return and performance

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not develop or continue, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Passive Investment Risk. The Fund is not actively managed and the Adviser and Sub-Adviser does not attempt to take defensive positions in declining markets.

Tracking Error Risk. The Fund’s return may not match the return of the Index.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

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Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Fund Performance
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations.  When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Management of the Fund

Investment Adviser
ETSpreads, LLC

Investment Sub-adviser
[TBD] (the “Sub-Adviser”)

Portfolio Managers
The [Sub-adviser] uses a team of portfolio managers, investment strategists and other investment specialists. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
[Portfolio Manager 1]	[TBD]	[Month Year]
[Portfolio Manager 1]	[TBD]	[Month Year]
[Portfolio Manager 1]	[TBD]	[Month Year]

Purchase and Sale of Shares
The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of [   ] shares or multiples thereof (“Creation Units”) with certain large institutional investors who have entered into agreements with the Fund’s Distributor (“Authorized Participants”).

Tax Information
The Fund’s taxable distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the [RMB Index] (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which ETSpreads, LLC (“ETSpreads” or the “Adviser”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will closely correspond to the duration of its Underlying Index, which as of [    ] was [    ] years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Underlying Index is an unmanaged index comprised of RMB denominated bonds issued outside the Mainland of China. It currently includes RMB denominated bonds issued in the Hong Kong Special Administrative Region (“HKSAR”), but may include RMB denominated bonds issued in other countries or regions in the future. RMB denominated bonds with settlements, coupon payments and principal repayments paid in another currency based on prevailing foreign exchange rates against RMB are also included. The Underlying Index includes both Chinese and non-Chinese issuers comprised of corporations, governments, agencies and supra-national agencies. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding. As of [    ], 2011, there were [    ] issues in the Underlying Index. The securities comprising the Underlying Index must have a minimum of [    ] months remaining maturity as of an index rebalancing day and are not required to have a credit rating. In addition, qualifying securities must have a minimum RMB[    ] million of outstanding face value. Both fixed and floating rate bonds qualify for inclusion in the Underlying Index, however, convertible and exchangeable bonds do not qualify. Also, certificates of deposit are excluded from the Underlying Index as are private placements or bonds without a regular and reliable daily pricing source. The full amount of coupon receipts and interim cash flows (e.g. principal amortization) are held in cash at zero interest rate intra-month, and will be re-invested in the Underlying Index on the next closest index rebalancing day. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

The Adviser uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, the Adviser seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates each of the Component Securities of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks of Investing in the Funds
The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

China Investment Risk.  Investing in Chinese bonds involves additional risks, including, but not limited to, (i) the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources

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and capital reinvestment, among others;(ii) the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and (iii) actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Additionally, the Chinese government has, from time to time, taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the Chinese bonds.   Furthermore, it is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain RMB-denominated securities.  The Index includes only bonds open to foreign ownership by U.S. investors.  Accordingly, the Index does not include, and the Fund will not invest in, securities traded in mainland China. As a result, returns achieved by non-Chinese investors, such as the Fund, could differ from those available to domestic investors in mainland China.

Credit/Default Risk. The risk that issuers or guarantors of debt instruments are unable or unwilling to make timely interest and/or principal payments or otherwise honor their obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and share price.  Chinese RMB denominated debt securities that the Fund invests in are typically unsecured debt obligations and are not supported by any collateral. The Fund will accordingly be fully exposed to the credit/insolvency risk of its counterparties as an unsecured creditor. The Fund may also encounter difficulties or delays in enforcing its rights against the issuers of Chinese RMB denominated debt securities as such issuers may be incorporated outside the United States and subject to foreign laws.

Currency Risk. The Fund invests a significant portion of its assets in investments denominated in Chinese RMB. Changes in currency exchange rates and the relative value of the Chinese RMB will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the Chinese RMB depreciates against the U.S. dollar. This is true even if the Chinese RMB value of securities in the Fund’s portfolio goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the Chinese RMB appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.  The RMB is currently not a freely convertible currency.  The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market.  The government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, can change quickly and arbitrarily. In addition, the Chinese government places strict regulation on the RMB and manages the RMB so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the RMB relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the RMB will move in relation to the U.S. dollar as expected.  Further, the Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.  The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected.

Foreign Issuers Risk. The Fund invests in Chinese RMB-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which

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could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self- sufficiency and balance of payment options.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.  The Chinese RMB denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a securities market where trading is conducted on a regular basis. There is also no guarantee that market making arrangements will be in place at all times to make a market and quote a price for all Chinese RMB denominated debt securities. If a security for which there is not an active secondary market is removed from the Index, the Fund may need to sell such security at a substantial discount in order to rebalance its holdings to match the Index and the Fund may suffer losses in trading such security. Even if a secondary market exists, the price at which the Chinese RMB denominated debt securities are traded may be higher or lower than the initial subscription price due to many factors, including the prevailing interest rates. Further, the bid and offer spread of the price of Chinese RMB denominated debt securities may be high, and the Fund may therefore incur significant trading costs and may even suffer losses when selling such investments.

Tracking Error Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Since the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Non-Principal Risk Considerations
In addition to the principal risks described previously, there are certain non-principal risks related to investing in the Fund.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of and underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.  In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings.  The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Exchange.  The Adviser cannot predict whether the Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.

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However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending.  Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund).  In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage.  To the extent that the Fund borrows money in the limited circumstances described above under “Non-Principal Investment Strategies,” it may be leveraged.  Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Disclosure of Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Management

Investment Adviser
ETSpreads, LLC (“ETSpreads” or the “Adviser”) serves as the investment manager for the Fund. Subject to the supervision of the Board of Trustees, ETSpreads is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

ETSpreads is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. Organized in 2008, ETSpreads provides investment management and advisory services to exchange traded funds. As the Fund is new, as of the date of this prospectus, ETSpreads had no assets under management.

Management Fees

The Fund pays ETSpreads fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The Fund was not operational during the fiscal year ended August 31, 2010. The management fees for the Fund are at an annual rate (stated as a percentage of the average daily net assets of the Fund taken separately) of [TBD%].

In addition to providing investment advisory services, ETSpreads provides or procures supervisory and administrative services relating to the operation of the fund and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. ETSpreads generally earns a profit on the management fee paid by the Fund. Also, under the terms of the investment management agreement, ETSpreads, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

A discussion of the basis for the Board of Trustees’ approval of the Fund’s investment management agreement will be available in the Fund’s first Annual or Semi-Annual Report to shareholders.

Portfolio Managers
The following individual has primary responsibility for managing the Fund:

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Fund	Portfolio Manager	Since
ETS Offshore RMB Bond Fund	Team Managed*	Inception**

*	The management team consists of [PM1], [PM2], and [PM3].
**	As of the date of this prospectus, the Fund has not commenced operations.

Recent Professional Experience
[PM1], [describe experience]

[PM2], [describe experience]

[PM3], [describe experience]

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Fund.

Distributor
The Trust’s Distributor is ALPS Distributors, Inc. (“ALPS” or “Distributor”). The Distributor, located at 1290 Broadway, Suite 1100, Denver, CO 80203, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). The Distributor distributes Creation Units for the Fund and does not maintain a secondary market in shares of the Fund. The Distributor is not an affiliated person of the Trust or the Adviser.

Shareholder Information

Buying and Selling Shares
The Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size.

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers.  Shares of the Fund will be listed for trading on the secondary market on the Exchange.  Shares can be bought and sold throughout the trading day like other publicly traded shares.  There is no minimum investment.  Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-share price differential.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.  The Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.  Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long.  The Fund will trade under the Exchange symbol set forth in the chart below, subject to notice of issuance.

Name of Fund	Ticker Symbol
ETS Offshore RMB Bond Fund	[TBD]

Share prices are reported in dollars and cents per Share.

Authorized Participants may acquire Shares directly from each Fund, and Authorized Participants may tender their Shares for redemption directly to each Fund, only in large blocks of [    ] Shares (each block of Shares called a “Creation Unit”) or multiple, thereof (“Creation Unit Aggregations”), and in accordance with procedures described in the SAI.

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set

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forth in Section 12(d)(1) subject to certain terms and conditions set forth in a Securities and Exchange Commission (“SEC”) exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all Shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares.  Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

Share Prices
The trading price of the Fund’s shares on the Exchange may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange will disseminate the approximate value of Shares of the Fund every fifteen seconds.  This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Determination of Net Asset Value
The net asset value per Share of the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading.  Shares will not be priced on regular national holidays or other days on which the NYSE is closed.  NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Debt securities are valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.  Debt securities may also be valued based on price quotations or other equivalent indications of value provided by a third-party pricing service.  Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value.  Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the Exchange on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price.  Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Adviser by a method that the Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees.  Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event.  Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange.  In such a case, the value for a security is likely to

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be different from the last quoted market price.  In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day.  In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creations and Redemptions
Shares of a Fund that trade in the secondary market are “created” at NAV by Authorized Participants only in block-size Creation Units of [   ] shares or multiples thereof. Each Authorized Participant enters into an authorized participant agreement with the Funds’ Distributor. A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into a Fund a specified portfolio of securities and/or an amount of cash specified by the Fund in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by a Fund and/or for a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by a Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received. Requirements as to the timing and form of orders are described in the authorized participant agreement.

To the extent purchases or redemptions are effected on an in-kind basis, each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Because new shares may be created and issued on an ongoing basis during the life of a Fund, a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees
Authorized Participants may be charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units in-kind. The standard

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creation and redemption transaction fees, if any, for creations and redemptions in-kind are set forth below. The standard transaction fee is charged to each in-kind purchaser or redeemer on the day such purchaser or redeemer creates or redeems a Creation Unit in-kind, as applicable. The fee is a single charge regardless of the number of Creation Units purchased or redeemed in-kind by an Authorized Participant on the same day. The Adviser may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to a variable charge up to the maximum amount shown in the table below, which may be in addition to a standard transaction fee applicable to in-kind transactions. Purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities and/or cash to a Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities and/or cash from a Fund. Investors who use the services of a financial intermediary may pay fees for such services. The following table also shows, as of the date of this prospectus, the standard and maximum creation and redemption transaction fees:

Fund	Standard Creation/Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
[TBD]	$[TBD]	[TBD]%	[TBD]%
* Applicable to in-kind transactions only. ** As a percentage of the cash amount invested.

Please see the Statement of Additional Information for additional information about Creation Units.

Legal Restrictions on Transactions in Certain Securities
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.  For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Frequent Purchases and Redemptions of Fund Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions.  The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they considered that no restriction or policy was necessary.  The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices.  Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Dividends and Distributions
Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments.  The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities.  These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.”  The Fund realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly.  Net capital gains are distributed at least annually.  Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended.  Some portion of each distribution may result in a return of capital.  Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

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Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution Plan and Service Plan
The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).  Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.  In addition, no such fees may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees will be paid in the first 12 months of the Fund’s operations.  However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.  By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements.  Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority.  The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

The Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other ETSpreads funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the ETSpreads funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other ETSpreads funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Tax Consequences
As with any investment, you should consider how your investment in Shares will be taxed.  The tax information in this Prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

Taxes on Distributions
Dividends from net investment income, if any, are declared and paid [    ].  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund.  Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income.

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Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013.  In addition, for these taxable years some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.  Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges fixed income securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for fixed income securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

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The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Fund Service Providers

Administrator
[TBD] is the administrator of the Fund.

Custodian and Fund Accounting and Transfer Agent
[TBD] is the custodian and fund accounting and transfer agent for the Fund.

Legal Counsel
Sutherland, Asbill and Brennan, LLP serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm
[TBD] serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund and performs other audit-related and tax services.

Index Provider
 [TBD] is the Index Provider for the Fund. [TBD] is not affiliated with the Trust, the Adviser, or the distributor. The Adviser has entered into a license agreement with [TBD] to use the Index.  The Fund is entitled to use its underlying Index pursuant to a sub-licensing arrangement with the Adviser.

Financial Highlights
Because the Shares of the Fund are newly offered, there is no financial information available for the Shares as of the date of this Prospectus.

Disclaimers

Index Provider
[To be provided by index provider]

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For More Information

Existing Shareholders or Prospective Investors
•	Call your broker

•	www.ETSpreads.com

Dealers
•	www.ETSpreads.com

•	Distributor Telephone: [TBD]

Investment Adviser
ETSpreads, LLC
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian
[TBD]

Transfer Agent
[TBD]

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Independent Registered Public Accounting Firm
[TBD]

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A Statement of Additional Information dated [                       ], which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available.  The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 1-[TBD].  Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.ETSpreads.com.

Information about the Fund, including their reports and the Statement of Additional Information, has been filed with the SEC.  It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
[                               ], 2011

Investment Company Act File No. 812-22177

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Investment Company Act File No. 812-22177

Exchange Traded Spreads Trust

ETS Offshore RMB Bond Fund

Statement of Additional Information

[                ], 2011

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Prospectus dated [                ], 2011 for the ETS Offshore RMB Bond Fund (Ticker:  [    ]), a series of the Exchange Traded Spreads Trust (the “Trust”), as it may be revised from time to time.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, ALPS Distributors, Inc., or by calling toll free 1-[TBD].

Table of Contents

General Description of the Trust and the Fund	2
Exchange Listing and Trading	3
Investment Strategies	3
General Considerations and Risks	8
Investment Restrictions	9
Disclosure of Portfolio Holdings	10
Management	11
Brokerage Transactions	21
Additional Information Regarding Purchases, Redemptions and Trading of Fund Shares	22
Creation and Redemptions of Creation Unit Aggregations	24
Determination of NAV	41
Taxation	41
Dividends and Distributions	47
Miscellaneous Information	47
Financial Statements	48
Appendix A	48

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General Description of the Trust and the Fund
The Trust issues its shares of beneficial interest with no par value in different series, each of which constitutes a Fund. Shares of the Fund (“Shares” or “Fund Shares”) represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares. The Trust was organized as a Delaware statutory trust on January 17, 2008. Currently, the Trust has one fund, the the ETS Offshore RMB Bond Fund (the “Fund”). This Fund commenced operations as of the date of this SAI.

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for the Fund or for the Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement.  You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives).  Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any fund for the purpose of electing or removing Trustees.

The Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of component securities included in its Underlying Index (the “Deposit Securities”) and/or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”).  The Fund anticipates that its Shares will be listed on the [exchange TBD] (the “Exchange”).  Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV.  SHARES ARE REDEEMABLE ONLY IN CREATION UNIT AGGREGATIONS and, generally, in exchange for portfolio securities and/or a specified cash payment.  Creation Units are aggregations of [   ] Shares.  In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares.  Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities.  See the “Creation and Redemption of Creation Unit Aggregations” section.  In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.  In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

The Fund is “non-diversified” and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act.

The Fund is managed by ETSpreads, LLC (“ETSpreads” or the “Adviser”).

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Exchange Listing and Trading
Shares of the Fund are listed for trading and trade throughout the day on [exchange TBD].

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.  The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; or (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the intra-day value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

An iNAV is based on a securities component and a cash component (or an all cash amount) which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading (the “iNAV Basket”). While the iNAV reflects an estimate of the current market value of the Fund, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the then current portfolio of the Fund may include securities that are not a part of the iNAV Basket. Additionally, an inaccuracy in the iNAV could result from various factors, including the difficulty of pricing instruments on an intraday basis. Therefore, the Fund’s iNAV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

If the Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund will then be considered "diversified" and will not be able to convert to a non-diversified fund without the approval of shareholders.

Investment Strategies
The investment strategies of the Fund are described in the Prospectus. Consistent with the Fund’s investment strategy, the Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectus. Additional information concerning the characteristics of the Fund’s investments is set forth below.

Bonds. The Fund invests in publicly available bonds that are eligible for investment by U.S. investors and denominated in Renminbi (“RMB”), also known as the Chinese Yuan, of Chinese and non-Chinese issuers . A bond is an interest-bearing security issued by a company or governmental unit, including a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.  An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable

3 |

interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Bonds. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Commercial Instruments. The Fund may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Fund's percentage limitations for investments in illiquid securities.

Variable or Floating Rate Instruments. The Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by the Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The Adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.

The discussion below supplements, and should be read in conjunction with, the “Non-Principal Investment Strategies” section of the Prospectus.

Loans of Portfolio Securities.  The Fund may lend its investment securities to approved borrowers.  Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of the Fund's total assets.  Voting rights in respect of such lent securities will typically pass to the borrower, but the Fund retains the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan.  From time to time, the Fund may return a part of

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the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements.  The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date.  These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest.  Repurchase agreements may be characterized as loans secured by the underlying securities.  The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions").  The Adviser will monitor the continued creditworthiness of Qualified Institutions. The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The resale price reflects the purchase price plus an agreed upon market rate of interest.  The collateral is marked to market daily.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing.  The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date.  Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities.  Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash.  Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund.  The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets.  The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.  Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing.  Accordingly, the Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but the Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of the Fund's principal investment strategy.

Money Market Instruments.  The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity.  The instruments in which the Fund may invest include:  (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds.  CDs are short-term negotiable obligations of commercial banks.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds).  Under the 1940 Act, or as otherwise permitted by the SEC, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one

5 |

investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Currency Transactions.  The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency.  The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time.  Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Futures and Options. The Fund may utilize exchange-traded futures and options contracts and swap agreements.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components. The Fund will not use such instruments for hedging purposes.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price

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of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act(the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this Statement of Additional Information.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s(R) Investors Service (“Moody’s”), Standard & Poor’s(R) (“S&P(R)”), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower

7 |

rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

General Considerations and Risks
A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the “Principal Investment Risks” and “Non-Principal Risk Considerations” sections.  The discussion below supplements, and should be read in conjunction with, the “Principal Investment Risks” section of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of fixed income securities in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the bond market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares).  Bonds are susceptible to general bond market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.  There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid.  The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

The discussion below supplements, and should be read in conjunction with, the “Non-Principal Risk Considerations” section of the Prospectus.

Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of  risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futurescontracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the index future and the

8 |

movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in bonds.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in bonds.

Investment Restrictions
The Trust has adopted the following restrictions as “fundamental” policies of the Fund, which means that the restrictions may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more

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than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy.  A Fund may not:

1)
Borrow money except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2)
Make loans, except (a) through the purchase of debt securities which are permissible under the Fund’s investment policies, (b) to the extent that the entry into a repurchase agreement or swap agreement may be deemed a loan, (c) to lend portfolio securities to the extent permitted by law.

3)
Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

4)
Own securities as of the end of each calendar quarter (other than a U.S. government security or a security of an investment company) such that: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets is invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund owns more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets is invested in the securities of any single issuer.

5)
Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

6)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

7)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8)
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase, futures, and swap transactions.

Except with respect to restriction 4 above, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

Disclosure of Portfolio Holdings
The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Fund’s respective shareholders; (b) does not put the interests of the Adviser, the Fund’s distributor (the “Distributor”), or any affiliated person of the Trust, the Adviser or the Distributor, above those of

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Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as defined below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the ETSpreads Exemptive Order (also as defined below); and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (c) above include National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Unit aggregations of Fund shares, and other institutional market participants and entities that provide information services.  The ETSpreads Exemptive Order is the exemptive order granted by the SEC pursuant to which the Fund may offer and redeem their shares only in Creation Unit aggregations.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.  This information typically reflects the Fund’s holdings as of the end of the prior business day.  In addition, substantially similar information about the Fund’s holdings will ordinarily be made publicly available daily on the website of the Trust and/or the Exchange.

Management

Trustees and Officers
The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be an “interested person” of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

Name and Address (1)	Year of Birth	Position and Offices with the Trust (2)	Principal Occupation during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (3)	Other Directorships Held by Director (4)
Independent Trustees
[TBD]
[TBD]
[TBD]
Interested Trustee
Stephen C. Rogers	1966	Trustee since 2008	Portfolio Manager, California Investment Trust, 2003 to present; Chief Executive Officer, CCM Partners, 1999 to present.	N/A	ETSpreads

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(1)	The business address of each Trustee is c/o ETSpreads, LLC, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.
(2)
This is the period for which the Trustee began serving the Trust. Each trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the trustee dies, resigns or is removed.

(3)	The Fund Complex includes funds with a common investment adviser or affiliated advisers. Currently, the Fund Complex consists of the Fund and the series of California Investment Trust.
(4)
Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or investment companies registered under the 1940 Act (other than funds in the Fund Complex).

The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

Name and Address*	Year of Birth	Position and Offices with the Trust**	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Officers

*  The business address of each Officer is c/o ETSpreads, LLC, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.
**This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

	ETS Offshore RMB Bond Fund	All Funds of the Trust
Stephen C. Rogers	None	Above $100,000
[ ], Trustee	None	[ ]
[ ], Trustee	None	[ ]
[ ], Trustee	None	[ ]

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

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Board Leadership Structure
The Board is currently composed of four Trustees, three of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Stephen C. Rogers, the CEO of the Adviser, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established two standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee and a Pricing Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of each Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Rogers provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and ETSpreads, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner than enhances effective oversight. The Board considered, among other things, the role of ETSpreads in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, ETSpreads and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, ETSpreads portfolio management personnel and other senior personnel of ETSpreads, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications and Experience of Trustees and Nominees
The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. Each Trustee has significant experience as a Trustee and has served for several years as a Trustee for other funds in the same fund complex as the Trust. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following characteristics are among those that were considered for each existing Independent Trustee (Individual Trustee qualifications are noted in the table above) and will be considered for any Nominee Trustee:

•
Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

•	No conflicts which would interfere with qualifying as independent.

•	Appropriate interpersonal skills to work effectively with other Independent Trustees.

•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

•	Diversity of background.

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Board Committees

Audit Committee
The Board has an Audit Committee comprised only of the Independent Trustees (currently, [         ]).  The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls; and (5) review and approve any non-audit services provided by the independent auditors.

Pricing Committee
The Board has a Pricing Committee, comprised of one Trustee of the Trust and certain officers of the Trust and of the Adviser.  The Pricing Committee is responsible for determining the fair value of Fund securities as needed in accordance with the pricing policies adopted by the Board and performing such other tasks as the Board deems necessary.  The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund.  Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting.

Compensation Table
The Adviser pays the fees of the Trustees who are not affiliated with the Adviser, which are currently $____ per quarter and $___ for each meeting attended.  [     ] is compensated $_____ annually for his services as Audit Committee Chair.  The following table sets forth the estimated compensation to be paid by the Adviser projected through the end of the Trust’s first fiscal ended [          ]:

Name/Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex to Trustees (1)
Stephen C. Rogers	None	None
[ ], Trustee	$____	$____
[ ], Trustee	$____	$____
[ ], Trustee	$____	$____

(1)  The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of December 31, 2010, the Fund Complex consists of 0 separate portfolios of Exchange Traded Spreads Trust and 12 separate portfolios of California Investment Trust.

Investment Adviser
The Adviser is ETSpreads,  a California limited liability company.  ETSpreads serves as the investment adviser to the Fund pursuant to the Investment Advisory Agreement dated ________, between the Trust on behalf of each of the Fund and the Adviser (the “Agreement”).  The managing member of the Adviser is CCM Partners, LP (“CCM”).  CCM is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Investment Management Agreement
Pursuant to the Agreement, the Adviser supplies investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed.  The Adviser’s activities are subject to review and supervision by the Trustees to whom the Adviser renders periodic reports of the Fund’s investment activities.

The Agreement also provides that the Adviser will pay all operating expenses of the Fund except (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors,

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stockholders, or employees of the Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of the Adviser or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles.

For the Adviser’s services, the Fund pays a monthly fee computed at the annual rates shown in the table below:

Fund	Management Fee Rate
ETS Offshore RMB Bond Fund	[TBD]

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Advisory Agreement continues until __________, 2013, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Management Fee Payments
As the Fund is new, no management fees have been paid as of this prospectus.

Portfolio Managers
[PM1], [Title]; [PM2], [Title] and [PM3], [Title]., of the Sub-Adviser, serve as portfolio managers for the Fund and are responsible for the day-to-day management of the Fund's portfolio.

Other Accounts Managed
The portfolio managers (“PMs”) who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [____], 2011: (i) the Fund(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager	Total Number of Accounts	Total Assets of all Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
[PM1]
Registered Investment Companies	[TBD]	$[TBD]	[TBD]	$[TBD]
Other pooled investment vehicles	[TBD]	$[TBD]	[TBD]	$[TBD]
Other accounts	[TBD]	$[TBD]	[TBD]	$[TBD]

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[PM2]
Registered Investment Companies	[TBD]	$[TBD]	[TBD]	$[TBD]
Other pooled investment vehicles	[TBD]	$[TBD]	[TBD]	$[TBD]
Other accounts	[TBD]	$[TBD]	[TBD]	$[TBD]
[PM3]
Registered Investment Companies	[TBD]	$[TBD]	[TBD]	$[TBD]
Other pooled investment vehicles	[TBD]	$[TBD]	[TBD]	$[TBD]
Other accounts	[TBD]	$[TBD]	[TBD]	$[TBD]

Potential Conflicts
Individual PMs manage multiple Funds of the Trust, and may manage other funds advised by the Adviser and CCM.  The Adviser and its affiliates manage potential conflicts between funds through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management.  The Adviser and its affiliates have developed trade allocation systems and controls to help ensure that no one fund, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Compensation
Compensation of portfolio managers (PMs) includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees.  Compensation is structured to emphasize the success of the Adviser rather than that of any one individual.  The Adviser does not have any “incentive compensation” or “deferred compensation” programs for the PMs.  Compensation is not linked to the distribution of Fund shares.  Each element of compensation is detailed below:

Base Salary.  PMs are paid a fixed base salary that is intended to be competitive in light of each PM’s experience and responsibilities.

Bonus.  Bonus payments are based on a number of factors including the profitability of the Adviser and the employee’s long-term contributions.  Full-time employees of the Adviser with at least one year of tenure participate in the annual bonus program.  Bonuses are not linked to the amount of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program.  PMs participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan and company match.

The above information regarding compensation of PMs is current as of __________, 2011.

Securities Ownership
To the best of the Trust’s knowledge, the table below identifies the dollar range Fund shares beneficially owned by each portfolio manager of such Fund, as of __________, 2011.

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Portfolio Manager	ETS Offshore RMB Bond Fund
[PM1]	None
[PM2]	None
[PM3]	None

Codes of Ethics.
The Trust and the Adviser have adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Advisers Act of 1940, as amended).  Currently, the Code of Ethics prohibits “access persons” as defined in the Code of Ethics from buying or selling securities for their own individual accounts if any such purchase or sale would represent both $50,000 or more and 1,000 or more shares, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a fund advised by the Adviser (except for funds such as the Funds that seek to match the performance of an index (the “Index Funds”)) (ii) have been purchased or sold by a fund (except the Index Funds) within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the fund to purchase or sell such security (except the Index Funds).  There are limited exceptions to these prohibitions on access persons buying or selling securities for their own account (e.g., purchases that are part of an automatic dividend reinvestment plan).  The Code of Ethics also requires access persons to report personal holdings to the Trust or the Adviser on an annual basis and to report personal securities transactions to the Trust or the Adviser on a quarterly basis.

Proxy Voting
The Board has delegated to the Adviser the authority to vote proxies of companies held in the Fund’s portfolios. The Adviser intends to apply its pre-determined proxy voting guidelines (“Voting Guidelines”) when voting proxies on behalf of the Fund.  Because the Fund invests almost exclusively in securities and other instruments that do not carry voting rights, the Adviser expects to vote proxies on securities held by the Fund only rarely, if at all.

The Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.  The Board, in conjunction with the Adviser, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders.  The Board will review the Voting Guidelines, and any votes on securities held by the Fund under such Voting Guidelines, at least annually.

The Adviser seeks to avoid material conflicts of interest by voting in accordance with the Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any relationship that the Adviser may have with the issuer.  Further, the Adviser may engage a third party as an independent fiduciary to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Adviser’s views on specific issues.  Items that can be categorized under the Voting Guidelines are voted in accordance with the Voting Guidelines’ provisions as to that category of items.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Adviser and the Fund are referred to the Board.  Specifically, the Adviser will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict so that the

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Board would be able to make an informed decision regarding the vote.  When the Board does not respond to such a conflict disclosure request or rejects a proposed vote, the Adviser will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, the Adviser weighs the cost of voting and potential inability to sell the securities (which may arise during the voting process) against the benefit of voting the proxies to determine whether or not to vote.  With respect to securities lending transactions, the Adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies on the lent securities.

When evaluating proposals, the Adviser recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Adviser generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals.  The Adviser believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote.  However, the Adviser generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.  Accordingly, the Adviser generally votes in accordance with management when it believes, in its sole discretion, that management’s position neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the Fund’s investment.

Information regarding how the Fund voted proxies relating to portfolio securities during each 12-month period ended June 30 will be available without charge (1) by calling the Fund at [TBD], or (2) on the SEC’s website at http:///www.sec.gov.

Service Providers

Administrator
[    ] (the “Administrator”) acts as the shareholder servicing agent for the Trust and acts as the Trust’s transfer and dividend-paying agent.  In such capacities the Administrator performs many services, including determining the Fund’s net asset values, bookkeeping and shareholder record-keeping

Custodian
[       ] (the “Custodian”) acts as custodian of the securities and other assets of the Trust.  The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities.  Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board concerning the Fund’s operations.

Principal Underwriter
ALPS  Distributors, Inc. (the “Distributor”), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, is currently the principal underwriter of the Fund's shares under an underwriting agreement with the Trust, pursuant to which the Distributor agrees to act as the Fund's distribution agent.  The Fund's shares are offered through the Distributor only in Creation Unit Aggregations, and on a best efforts basis in a continuous offering without a sales load or other commission or compensation.  Shares of the Fund in less than Creation Unit Aggregations are not distributed by the Distributor.  The Distributor will deliver the Fund’s Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

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12b-1 Plan
The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

Name of Fund	Fee
ETS Offshore RMB Bond Fund	[TBD]% of average daily net assets

The Trust may pay a monthly fee not to exceed 0.25% per annum of the Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution.  However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.  In addition the Board of Trustees has adopted a resolution that no such fee will be paid during the first 12 months of the Fund’s operations.

Financial Intermediary Compensation
The Adviser may pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Fund or other ETSpreads funds ("Payments"). Any Payments made by the Adviser will be made from their own assets and not from the assets of the Fund. Although a portion of the Adviser' revenue comes directly or indirectly in part from fees paid by the Fund and other ETSpreads funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other ETSpreads funds. The Adviser may make Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems ("Education Costs"). The Adviser may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or

19 |

materials relating to exchange-traded funds in general ("Publishing Costs"). In addition, the Adviser may make Payments to Intermediaries that make shares of the Fund and certain other ETSpreads funds available to their clients or for otherwise promoting the Fund and other ETSpreads funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other ETSpreads funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

the Adviser may determine to make Payments based on any number of metrics. For example, the Adviser may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more ETSpreads funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, ETSpreads anticipates that the Payments paid by the Adviser in connection with the Fund and other ETSpreads funds will be immaterial to the Adviser in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the the Adviser to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of ETSpreads funds.

Aggregations
Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor.  The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares.  Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

Independent Auditor
[        ] (the “Auditors”), is the independent registered public accounting firm for the Trust.  The Auditors audit the financial statements of the Fund once each year.  The Auditors also provide certain other services, including assistance and consultation with respect to regulatory filings with the SEC.

Index Provider
Set forth below is the Fund and the Underlying Index upon which it is based.  The Underlying Index for the Fund is compiled by [ ] (“[ ]” or the “Index Provider”).

Fund	Underlying Index
ETS Offshore RMB Bond Fund	[RMB Index]

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[ ] is not affiliated with the Fund or with the Adviser.  The Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with the Index Provider.  The Fund reimburses the Adviser for the licensing fee payable to the Index Provider.

Brokerage Transactions
Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by the Adviser or the Sub-Adviser, whose respective policy is to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price).  If purchases made by the Fund are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no direct brokerage costs. These dealers are compensated principally through the “spread,” or the difference between the price at which they are willing to buy a security and the higher price at which they are willing to sell it, but they may also charge related transaction fees.  Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter.

In selecting broker-dealers and in negotiating commissions and transaction prices, the Adviser generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and, to the extent permitted by law, any research services provided by the broker-dealer, which may include advice as to the value of securities or the advisability of purchasing or selling specific securities and analysis and reports concerning securities, economic factors and trends, and portfolio strategy.  The Adviser considers such research services, which is in addition to and not in lieu of the services required to be performed by the Adviser under the Agreements, to be useful in varying degrees, but of indeterminable value.

In order to obtain additional research and brokerage services, and in order to obtain other qualitative execution services that the Adviser believes are important to best execution, the Adviser may place fixed-income transactions with specialized broker-dealers with which the Adviser has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”).  However, the Adviser currently does not have any such soft dollar arrangements in place.  If the Adviser in the future uses Brokers to execute fixed-income transactions on an agency basis, the Adviser will do so subject to oversight by the Board and will take steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers.  However, the total cost (i.e., price plus/minus commission) of executing a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits.  In addition, in these transactions the Fund could pay brokerage commissions at rates higher than the lowest available rates in order to obtain brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended.  The Adviser will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker.  Accordingly, the Adviser uses Brokers to effect fixed income transactions for the Fund where the total cost is, in the Adviser’s opinion, reasonable, but not necessarily the lowest total cost available.  Any research received by the Adviser will be used for the exclusive benefit of the Fund and their shareholders, although research may be used for Funds other than those that paid the brokerage commissions through which the research was obtained.

As the Fund has not commenced operations prior to the date of this SAI, no data on commissions paid is included herein.

If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Adviser, taking

21 |

into account the respective sizes of the Funds, the amount of securities to be purchased or sold, and each Fund’s need for the securities in terms of meeting its investment objective of tracking the Underlying Index.  It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to the Fund.

Additional Information Regarding Purchases, Redemptions and Trading of Fund Shares

Continuous Offering
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws.  Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.  A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its customer in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.  The Trust, on behalf of the Fund, however, has received from the SEC an exemption from the prospectus delivery requirement in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the relevant Fund and its shares.  As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Fund shares that are part of an overallotment within the meaning of Section 4(3)(a) under the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.  Firms that incur a prospectus delivery obligation with respect to shares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Exchange Listing and Trading
A  discussion  of  exchange  listing  and  trading  matters  associated  with an investment in the Fund is contained in the  Prospectus in the Section entitled “Buying and Selling Shares.”  The discussion below supplements, and should be read in conjunction with, such  sections  of the Prospectus.

Shares of the Fund are listed on the Exchange and trade throughout the day on the Exchange.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.  The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer

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than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of such Fund.

Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Arca and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemptions of Creation Unit Aggregations

Creation
The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash
The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of fixed income securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below.  Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component
The Cash Component is sometimes also referred to as the Balancing Amount.  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund.  The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Securities of the Underlying Index.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.  Brokerage commissions incurred in connection with the acquisition of Deposit

24 |

Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.  The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations
To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below).  A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement.  All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form.  In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m.  Eastern time on the trade date.  A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

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Orders for Creation Unit Aggregations
Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders
For the Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s).  Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day.  However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.  Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee.  Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Adviser may change from time to time of the value of the missing Deposit Securities.  Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date.  The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.  Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases.  These costs will be deemed to include the amount by which the

26 |

actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if:  (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. Where the Trust permits or specifies cash creations, an Authorized Participant submitting a cash creation order may be assessed a variable charge on the cash portion of its order up to a maximum amount as indicated in the table below. Authorized Participants will bear the costs of transferring Fund Deposits to the Trust. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged fees for such services. The following tables set forth the standard and variable creation transaction fees for the Fund:

Fund	Standard Creation Transaction Fee*	Maximum Variable Charge for Cash Creations**
[TBD]	$[TBD]	[TBD]%
* Applicable to in-kind transactions only. ** As a percentage of the cash amount invested.

The standard creation transaction fee applies to any Creation Unit purchase that includes in-kind securities and is fixed at $[  ]. The variable creation transaction fee may apply to the cash amount invested only, to the extent cash purchases are available or specified, and, if imposed, may be imposed up to the maximum amount indicated in the table above. To the extent a purchase transaction consists of both in-kind securities and cash, the standard fee applies and the variable fee may also be imposed with regard to the cash amount invested. The Fund reserves the

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right to not impose a variable creation transaction fee or to vary the amount of the variable creation transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in purchasing securities with the cash received or where the Adviser believes that not imposing or varying the variable creation transaction fee would be in the Fund’s best interests. Actual transaction costs may vary depending on the time of day a purchase order is received or the nature of the securities to be purchased. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Fund Shares in Creation Units Aggregations
Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee
A redemption transaction fee may be imposed to offset transfer and other transaction costs. Where the Trust permits or specifies cash redemptions, an Authorized Participant submitting a cash redemption order may be

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assessed a variable charge on the cash portion of its order up to a maximum amount as indicated in the table below. Authorized Participants will bear the costs of transferring Fund Securities or cash from the Trust to their account or on their order. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged fees for such services. A DTC Participant may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process. The following table sets forth the standard and variable redemption transaction fees for the Fund:

Creation Unit Size	Standard Redemption Transaction Fee*	Maximum Variable Charge for Cash Redemptions**
Fund	$[TBD]	[TBD]%
* Applicable to in-kind transactions only. ** As a percentage of the cash amount invested.

The standard redemption transaction fee applies to any Creation Unit redemption that includes in-kind securities and is fixed at $[   ]. The variable redemption transaction fee may apply to the cash amount received only, to the extent cash redemptions are available or specified, and, if imposed, may be imposed up to the maximum amount indicated in the table above. To the extent a redemption transaction consists of both in-kind securities and cash, the standard fee applies and the variable fee may also be imposed with regard to the cash amount received. The Fund reserves the right to not impose a variable redemption transaction fee or to vary the amount of the variable redemption transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in selling securities to raise the cash amount redeemed or where the Adviser believes that not imposing or varying the variable redemption transaction fee would be in the Fund’s best interests. Actual transaction costs may vary depending on the time of day a redemption order is received or the nature of the securities to be sold.

Placement of Redemption Orders
Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement.  Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.  An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if:  (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days.  Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form.  In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.  See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as

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possible.  Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Adviser may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date.  If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

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Regular Holidays
The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open).  The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances.  The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.  For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays.  In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances.  The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds.  Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund.  The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2011 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2011

Argentina
April 21	August 15
April 22	October 10
May 25	December 8
June 20	December 30

Australia
January 3	April 25	June 13	November 1
January 26	April 26	August 1	December 26
March 7	May 2	August 17	December 27
March 14	May 16	September 26
April 22	June 6	October 3

Austria
January 6	June 13	November 1
April 22	June 23	December 8
April 25	August 15	December 26
June 2	October 26	December 30

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Bahamas
January 3	June 13	December 26
April 22	July 11	December 27
April 25	August 1
June 3	October 14

Barbados
January 3	April 28	August 3
January 21	May 2	November 30
April 22	June 13	December 25
April 25	August 1	December 26

Belgium
April 22	June 13	November 11
April 25	July 21	December 26
June 2	August 15
June 3	November 1

Bermuda
January 3	July 28	December 26
April 22	July 29	December 27
May 24	September 5
June 13	November 11

Brazil
January 20	April 21	October 12
January 25	April 22	November 2
March 7	June 23	November 15
March 8	September 7	December 30

Bulgaria
March 3	May 6	November 1
April 25	May 24
April 26	September 6
April 27	September 22

Canada
January 3	May 23	September 5	December 27
January 4	June 24	October 10
February 21	July 1	November 11
April 22	August 1	December 26

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Chile
April 22	September 19
June 20	October 10
June 27	November 1
August 15	December 8

China
January 3	February 7	May 5	October 5
January 17	February 8	May 6	October 6
January 31	February 9	May 30	October 7
February 1	February 21	July 4	October 10
February 2	May 2	September 5	November 11
February 3	May 3	October 3	November 24
February 4	May 4	October 4	December 26

Colombia
January 10	June 6	August 15	December 8
March 21	June 27	October 17	December 30
April 21	July 4	November 7
April 22	July 20	November 14

Croatia
January 6	June 23
April 22	August 5
April 25	November 1
June 22	December 26

Denmark
April 21	June 2
April 22	June 13
April 25	December 26
May 20

Ecuador
April 22	August 10
May 2	November 2
May 24	November 3

Egypt
February 15	August 31	November 7
April 24	September 1
April 25	October 6
May 1	November 6

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El Salvador
April 22	September 15
April 25	October 10
May 2	November 3
August 3

Finland
January 6	June 24
April 22	December 6
April 25	December 26
June 2

France
April 22	August 15
April 25	November 1
June 2	November 11
July 14	December 26

Germany
January 6	June 2	October 3
March 7	June 13	November 1
April 22	June 23	December 26
April 25	August 15

Greece
January 6	April 25	December 26
March 7	June 13
March 25	August 15
April 22	October 28

Hong Kong
February 2	April 22	June 6	December 26
February 3	April 25	July 1	December 27
February 4	May 2	September 13
April 5	May 10	October 5

Hungary
March 14	October 31
March 15	November 1
April 25	December 26
June 13

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Indonesia
February 3	June 2	August 31	December 26
February 14	June 27	September 1	December 30
April 4	August 17	September 2
April 22	August 29	November 7
May 17	August 30	November 28

Ireland
January 3	May 2	December 26
March 17	June 6	December 27
April 22	August 1	December 28
April 25	October 31

Israel
March 20	May 8	September 28	October 13
April 18	May 9	September 29	October 19
April 19	June 7	September 30	October 20
April 24	June 8	October 7
April 25	August 9	October 12

Italy
January 6	June 29	December 26
April 22	August 15
April 25	November 1
June 2	December 8

Ivory Coast
January 1	June 13
February 15	November 1
April 25	November 15
June 2

Japan
January 3	April 29	July 18	November 3
January 10	May 3	September 19	November 23
February 11	May 4	September 23	December 23
March 21	May 5	October 10

Kazakhstan
January 7	August 30
March 8	October 25
March 22	November 7
May 9	December 16

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Lebanon
January 6	May 6	August 31
February 9	May 25	November 1
February 15	August 15
April 22	August 30

Lithuania
January 3	April 25	June 24	November 1
February 16	April 26	July 6	December 26
March 11	May 2	August 15	December 27
April 22	June 2	October 31

Luxembourg
April 22	June 13	November 1
April 25	June 23	December 26
June 2	August 15

Malta
January 3	June 7	December 8
February 10	June 29	December 14
March 31	August 15
April 22	September 8
May 2	September 21

Malaysia
January 1	February 15	June 4	October 26
February 1	May 2	August 29	November 7
February 2	May 17	August 30	November 28
February 3	May 30	August 31	December 26
February 4	May 31	September 1

Mexico
February 7	September 16
March 21	November 2
April 21	November 21
April 22	December 12

The Netherlands
April 22	June 13
April 25	December 26
June 2

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Norway
April 21	June 2
April 22	June 13
April 25	December 26
May 17

Panama
January 10	April 21	November 3	December 8
March 7	April 22	November 4	December 26
March 8	May 2	November 10
March 9	August 15	November 28

Peru
April 21	July 29
April 22	August 30
June 29	November 1
July 28	December 8

The Philippines
February 25	August 31	December 30
April 21	November 1
April 22	November 2
August 30	November 30

Portugal
March 8	June 13	November 1
April 22	June 23	December 1
April 25	August 15	December 8
June 10	October 5	December 26

Poland
April 22	August 15
April 25	November 1
May 3	November 11
June 23	December 26

Qatar
August 30	November 7
August 31	November 8
September 1	November 9
November 6

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Russia
January 3	January 7	March 8	June 13
January 4	January 10	May 2	November 4
January 5	February 23	May 9
January 6	March 7	May 10

Serbia
January 7	May 2
February 15
April 22
April 25

Singapore
January 1	May 2	October 26
February 3	May 17	November 7
February 4	August 9	December 26
April 22	August 30

South Africa
March 21	May 2	December 26
April 22	June 16
April 25	August 9
April 27	December 16

South Korea
February 2	April 5	August 15	December 30
February 3	May 5	September 12
February 4	May 10	September 13
March 1	June 6	October 3

Spain
January 6	May 2	September 9	December 6
April 21	May 3	October 12	December 8
April 22	July 25	November 1	December 26
April 25	August 15	November 9

Sweden
January 6	June 6
April 22	June 24
April 25	December 26
June 2

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Switzerland
January 6	June 13	August 15	December 26
April 22	June 23	September 8
April 25	June 29	November 1
June 2	August 1	December 8

Thailand
January 3	April 14	May 17	October 24
February 17	April 15	July 1	December 5
April 6	May 2	July 18	December 12
April 13	May 5	August 12

Turkey
May 19	September 1	November 8
August 29	September 2	November 9
August 30	October 28
August 31	November 7

Ukraine
January 3	April 26	June 8
January 7	April 27	June 28
March 8	May 2	August 24
April 25	May 9

The United Kingdom
January 3	May 30
April 22	August 29
April 25	December 26
May 2	December 27

Uruguay
January 6	April 21	August 25
March 7	April 22	October 10
March 8	May 16	November 2
April 18	July 18

Venezuela
January 10	April 21	June 27	October 12
March 7	April 22	July 4	October 31
March 8	June 6	July 5	December 12
April 19	June 24	August 15

Vietnam
January 1
April 30
May 1
September 2

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Redemption
The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose securities comprise the Fund.  In the calendar year 2011*, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
Argentina	4/20/2011	4/27/2011	8
Australia	4/19/2011	4/27/2011	8
	4/20/2011	4/28/2011	8
	4/21/2011	4/29/2011	8
Barbados	4/21/2011	4/29/2011	8
China	1/26/2011	2/10/2011	15
	1/27/2011	2/11/2011	15
	1/28/2011	2/14/2011	17
Denmark	4/18/2011	4/26/2011	8
	4/19/2011	4/27/2011	8
	4/20/2011	4/28/2011	8
Indonesia	8/24/2011	9/5/2011	12
	8/25/2011	9/6/2011	12
	8/26/2011	9/7/2011	12
Ireland	12/21/2011	12/29/2011	8
	12/22/2011	12/30/2011	8
	12/23/2011	1/3/2012	11
Japan	4/27/2011	5/6/2011	9
	4/28/2011	5/9/2011	11
	5/2/2011	5/10/2011	8
Lithuania	4/19/2011	4/27/2011	8
	4/20/2011	4/28/2011	8
	4/21/2011	4/29/2011	8
Malaysia	1/26/2011	2/7/2011	12
	1/27/2011	2/8/2011	12
	1/28/2011	2/9/2011	12
	8/24/2011	9/2/2011	9
	8/25/2011	9/5/2011	11
	8/26/2011	9/6/2011	11
Norway	4/18/2011	4/26/2011	8
	4/19/2011	4/27/2011	8
	4/20/2011	4/28/2011	8

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Qatar	8/25/2011	9/4/2011	10
	8/28/2011	9/5/2011	8
	8/29/2011	9/6/2011	8
	11/1/2011	11/10/2011	9
	11/2/2011	11/13/2011	11
	11/3/2011	11/14/2011	11
Russia	12/28/2011	1/10/2012	13
	12/29/2011	1/11/2012	13
	12/30/2011	1/12/2012	13
Serbia	4/19/2011	4/27/2011	8
	4/20/2011	4/28/2011	8
	4/21/2011	4/29/2011	8
Thailand	4/8/2011	4/18/2011	10
	4/11/2011	4/19/2011	8
	4/12/2011	4/20/2011	8
Turkey	8/25/2011	9/5/2011	11
	8/26/2011	9/6/2011	11
Uruguay	4/15/2011	4/25/2011	10

*Holidays are subject to change without further notice.

Determination of NAV
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent.  Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV.  The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

Taxation
The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be

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retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income (currently applicable through the end of 2010) in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to

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shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.

Distributions
All dividends and distributions of the Fund, other than exempt-interest dividends discussed below, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

The Fund generally is not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from the Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum tax on long-term capital gains is currently scheduled to increase from 15% to 20% after 2010.

Sales of Shares
Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Backup Withholding
A Fund may be required to withhold up to 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to shareholders who fail to provide the Fund or its designee with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements
Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“ 60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or  60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle

43 |

rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for the Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

Foreign Taxation
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales
Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

IRAs and Other Retirement Plans
If you invest in the Fund through an IRA or other retirement plan you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there

45 |

could be tax penalties on distributions from an IRA or retirement plan prior to age 59  1/2 and, under current law, there are minimum distribution requirements applicable to IRAs or retirement plans at age 70  1/2.

Non-U.S. Shareholders
Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under legislation enacted in 2004, which was extended, the Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. Although the Fund expects to make allowable designations for dividends declared, the provision is currently scheduled to expire for the Fund’s tax year beginning after June 30, 2010. Congress is currently considering the extension of the provision, however, there can be no assurance that it will become law. It should also be noted that the provision does not eliminate all withholding on distributions by the Fund to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Income Tax on Sale of the Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. For foreign individuals dying before January 1, 2010, a portion of the applicable Fund shares will not be subject to estate tax to the extent that the applicable Fund holds certain qualifying obligations. Congress is currently considering the extension of the provision, however, there can be no assurance that it will become law. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

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Other Taxation
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

General Policies
Dividends from net investment income, if any, are declared and paid at least quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year.  The Trust may pay dividends or make distributions on a more frequent basis for the Fund.  The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service
No reinvestment service is provided by the Trust.  Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

Miscellaneous Information
Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust (such as the Trust) shall be entitled to the same limitation of liability extended to shareholders of private, for-profit corporations.  It is nevertheless possible that the shareholders of the Trust could be held personally liable for its obligations under certain circumstances, including if the Trust were to become a party to an action in another state whose courts refused to apply Delaware law.  However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust.  The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity

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bonding and errors and omissions insurance) for the protection of the Trust (and, therefore, its shareholders), Trustees, officers, employees and agents to cover possible tort and other liabilities.  Furthermore, the activities of the Fund as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Fund's total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Financial Statements
The Fund had not commenced operations, and had no assets, prior to the date of this SAI.  Therefore, no financial statement are included or incorporated by reference herein.

Appendix A

Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by ETSpreads.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by ETSpreads.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.
Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

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Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-

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or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality

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and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

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pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor’s reserves the right not to issue a final rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s

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capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.
Long-Term Credit Ratings Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B.’

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for most distressed or defaulted structured finance obligations rated “CCC” or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

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The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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EXCHANGE TRADED SPREADS TRUST

FORM N-1A

PART C
OTHER INFORMATION

Item 23. Exhibits

(a)	Agreement and Declaration of Trust (1)

(b)	By-Laws (2)

(c)	Instruments Defining Rights of Security Holders – See Articles III and V of the Agreement and Declaration of Trust filed herewith as Exhibit a

(d)	Form of Investment Advisory Agreement (2)

(e)	(1)	Form of Distribution Agreement (2)

(2)	Form of Authorized Participant Agreement (2)

(f)	Bonus or Profit Sharing Contracts - Not applicable

(g)	Form of Custodian Agreement (2)

(h)	Other Material Contracts

(1)	Form of Administrative Agency Agreement (2)

(2)	Form of Fund Accounting and Services Agreement (2)

(3)	Form of Transfer Agency and Services Agreement (2)

(i)	Opinion and Consent of Sutherland Asbill & Brennan (2)

(j)	Other opinions - Independent Auditors' Consent (2)

(k)	Omitted Financial Statements – Not applicable

(l)	Initial Capital Agreement (2)

(m)	Rule 12b-1 Plan – (2)

(n)	Rule 18f-3 Plan – Not applicable

(o)	Reserved

(p)	Codes of Ethics

(1)	Code of Ethics of Trust (2)

(2)	Code of Ethics of Adviser (2)
_____________________
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-148886) filed on January 28, 2008.
(2)	To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

The Trust may be deemed to be under the control of its investment adviser, ETSpreads, LLC (the “Manager”). The Manager is a California limited liability company. The Manager is controlled by CCM Partners, LP (“CCM”), a privately held California limited partnership which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Item 25. Indemnification

that Article VII of the Registrant's Agreement and Declaration of Trust provides that an agent of the Trust (including the trustees and officers of the Trust), when acting in the agent’s capacity as such, shall be liable to the Trust and to any shareholder solely for such agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such agent, and for nothing else. Such an agent also shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, and to the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Statutory Trust Act or other applicable law, a trustee or officer shall not be responsible or liable in any event for any act, omission, neglect or wrongdoing of any other agent of the Trust, and/or of any officer, employee, consultant, investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent of the Trust.

Article VII also provides that the Registrant shall indemnify, out of Trust property, to the fullest extent permitted under applicable law, any trustee or officer of the Trust who was or is a party or is threatened to be made a party to any legal proceeding by reason of the fact that such person is or was a trustee or officer of the Trust, against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. Further, the termination of any proceeding by judgment, order or settlement does not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person's conduct was unlawful. Notwithstanding the foregoing, the Trust is not permitted to indemnify trustees or officers against such person's willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as an officer or trustee. The Declaration of Trust also provides that a trustee or officer may receive advancement of expenses in defending any proceeding or action. The Declaration of Trust provides that any indemnification under Article VII shall be made by the Trust if authorized in the specific case on a determination that indemnification of the trustee or officer is proper in the circumstances by a majority vote of independent trustees, by a committee of independent trustees designated by majority vote of independent trustees then in office, or by independent legal counsel in a written opinion. Agents and employees of the Trust who are not trustees or officers may be indemnified under the same standards and procedures described above, at the discretion of the trustees.

Additionally, with respect to indemnification against liability incurred by Registrant's underwriter, reference is made to Section __ of the Distribution Agreement dated ______, 2011 between Registrant and ALPS Distributors, Inc.  With respect to indemnification against liability incurred by Registrant's investment adviser, reference is made to Section __ of the Investment Advisory Agreement dated _______, 2011 between the Registrant and ETSpreads, LLC.

Item 26. Business and Other Connections of Investment Adviser.

Currently, the Manager’s sole business activity is serving as the investment adviser to each series of the Registrant.  CCM is the managing member of the Manager, and certain persons providing investment advice on behalf of the Manager also provide investment advice on behalf of CCM.  CCM is the investment adviser of the California Investment Trust (and its predecessors), a diversified, open-end management investment company.

Item 27. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, Ameristock Mutual Fund, Inc., AQR Funds, BBH Funds Trust, BLDRS Index Funds Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, CRM Mutual Fund Trust, Cullen Funds, SPDR Dow Jones Industrial Average ETF Trust, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, GLG Investment Series Trust, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, Pax World Series Trust I, Pax World Funds trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Transparent Value Trust, TDX Independence Funds, Inc., Trust for Professional Managers, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Position with Fund
Edmund J. Burke	Director	N/A
Spencer Hoffman	Director	N/A
Thomas A. Carter	President, Director	N/A
Jeremy O. May	Executive Vice President, Director	N/A
John C. Donaldson	Executive Vice President, Chief Financial Officer	N/A
Diana M. Adams	Senior Vice President, Controller, Treasurer	N/A
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	N/A
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments	N/A
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	N/A
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	N/A
Tané T. Tyler	Senior Vice President, Secretary, General Counsel	N/A
Erin Douglas	Vice President, Senior Associate Counsel	N/A
JoEllen Legg	Vice President, Associate Counsel	N/A
Paul F. Leone	Vice President, Assistant General Counsel	N/A
David T. Buhler	Vice President, Associate Counsel	N/A
Steven Price	Vice President, Deputy Chief Compliance Officer	N/A
James Stegall	Vice President, Institutional Sales Manager	N/A

*The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 28. Locations of Accounts and Records.

(a) ETSpreads, LLC, 44 Montgomery Street, Suite 2100, San Francisco, California 94104 (records relating to its function as investment adviser for the Registrant).

(b) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as principal underwriter for Registrant).

(c) Administrator (records relating to its function as administrator and transfer agent for Registrant).

Item 29. Management Services

All management-related service contracts are discussed in Part A or Part B of this Form N-1A.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on the 11th day of May, 2011.

EXCHANGE TRADED SPREADS TRUST
 (Registrant)

By /s/ Stephen C. Rogers
Stephen C. Rogers, Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stephen C. Rogers	Trustee	May 11, 2011
Stephen C. Rogers